UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011 (June 10, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     At the 2011 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (the “Company”) held on June 10, 2011 (the “Annual Meeting”), the Company’s shareholders approved the Second Amended and Restated 2000 Long-Term Incentive Plan (the “Plan”), which (1) increased the maximum number of shares of common stock reserved for and available for issuance under the plan by 12,000,000 shares; and (2) extended the term of the plan until December 31, 2016. Shareholder approval of the Plan also constituted re-approval for purposes of Section 162(m) under the Internal Revenue Code of 1986 of certain performance goals in the Plan that may be applied to awards thereunder.

     The Plan was included as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on April 28, 2011. The terms and conditions of the Plan and the information pertaining to certain participants in the Plan are described in detail in the proxy statement. The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 99.1 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 13, 2011 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

     At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

Proposal 1 – Election of Directors

     The following nominees for Class II directors were elected to serve until the 2014 Annual Meeting of Shareholders based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alfred G. Gilman, M.D., Ph.D.	97,112,473	3,449,917	5,704,533
Joseph L. Goldstein, M.D., Ph.D.	92,787,032	7,775,358	5,704,533
Christine A. Poon	93,760,829	6,801,561	5,704,533
P. Roy Vagelos, M.D.	99,460,553	1,101,837	5,704,533

Proposal 2 – Ratification of Selection of Independent Registered Public Accountants

     The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved based upon the following votes:

For:	105,183,962
Against:	332,449
Abstain:	750,512

Proposal 3 – Approval of the Second Amended and Restated 2000 Long-Term Incentive Plan

     The proposal to approve the Company’s Second Amended and Restated 2000 Long-Term Incentive Plan was approved based upon the following votes:

For:	61,604,996
Against:	38,142,746
Abstain:	814,648
Broker Non-Votes:	5,704,533

Proposal 4 – Advisory Vote on Executive Compensation

     The resolution to approve, on an advisory basis, the compensation of the Company's Named Officers as disclosed in the proxy statement for the 2011 Annual Meeting was approved based upon the following votes:

For:	94,341,826
Against:	5,391,243
Abstain:	829,321
Broker Non-Votes:	5,704,533

Proposal 5 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

     Three years was selected for the advisory vote on the frequency of future shareholder advisory votes on executive compensation based upon the following votes:

One Year:	41,280,904
Two Years:	197,069
Three Years:	58,268,584
Abstain:	815,833
Broker Non-Votes:	5,704,533

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Murray A. Goldberg
Name: Murray A. Goldberg
Title: Senior Vice President, Finance and
Administration, Chief Financial Officer, Treasurer,
and Assistant Secretary